UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2012

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2012, Nabors Industries, Inc. (“NII”) and Nabors Canada, each a wholly owned subsidiary of Nabors Industries Ltd. (the “Company”), and the Company entered into a credit agreement (the “Credit Agreement”) under which the lenders committed to provide up to $1.5 billion under an unsecured revolving credit facility.  The Credit Agreement also provides NII the option to add other lenders and increase the aggregate principal amount of commitments to $1.95 billion.  The Company fully and unconditionally guarantees the obligations of NII and Nabors Canada under the Credit Agreement, which matures in five years.

Under the Credit Agreement, Citigroup Global Markets Inc., Mizuho Corporate Bank, Ltd. and HSBC Bank USA, N.A. acted as joint lead arrangers and bookrunners, Mizuho Corporate Bank, Ltd. and HSBC Bank USA, N.A. are documentation agents, HSBC Bank USA, N.A. is syndication agent, Citibank, N.A. is administrative agent for the US lenders and HSBC Bank Canada is Canadian lender.  The other lenders party to the Credit Agreement are Morgan Stanley Bank, N.A., PNC Bank, National Association, Bank of America, N.A., Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Bank, N.A., Compass Bank, Sumitomo Mitsui Banking Corporation, Arab Banking Corporation, Grand Cayman Branch, and U.S. Bank National Association.

US dollar-denominated borrowings under the Credit Agreement bear interest, at NII’s option, at either (x) the “US Base Rate” (as defined below) plus the applicable interest margin, calculated on the basis of the actual number of days elapsed in a year of 365 days and payable quarterly in arrears or (y) interest periods of one, two, three or six months at an annual rate equal to the London Interbank Offered Rate (“LIBOR”) for the corresponding deposits of U.S. dollars, plus the applicable interest margin.  The “US Base Rate” is defined, for any day, as a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1/2 of 1%, (ii) the corporate base rate of interest established by Citibank, N.A. from time to time and (iii) LIBOR for an interest period of one month beginning on such day plus 1.05%.

Canadian dollar-denominated borrowings under the Credit Agreement will bear interest, at Nabors Canada’s option, at (a) the “Canadian Base Rate” (as defined below) plus the applicable interest margin, calculated on the basis of the actual number of days elapsed in a year of 365 days and payable quarterly in arrears, (b) interest periods of one, two, three or six months at an annual rate equal to LIBOR for the corresponding deposits of U.S. dollars, plus the applicable interest margin or (c) the “Canadian Prime Rate” (as defined below) plus the applicable interest margin, calculated on the basis of the actual number of days elapsed in a year of 365 days and payable quarterly in arrears.  The “Canadian Base Rate” is defined, for any day, as a fluctuating rate per annum equal to the highest of (x) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1%, (y) the rate of interest per annum that HSBC Bank Canada charges to customers of varying degrees of creditworthiness for US dollar demand loans in Canada and (z) LIBOR for an interest period of one month beginning on such day plus 1%.  The “Canadian Prime Rate” is defined, for any day, as a fluctuating rate per annum equal to the greater of (i) the rate of interest per annum that HSBC Bank Canada charges to customers of varying degrees of creditworthiness for US dollar demand loans in Canada and

(ii) the rate of interest per annum equal to the average annual yield for one month Canadian dollar bankers’ acceptances as of such day.

A copy of the Credit Agreement, included in this Form 8-K as Exhibit 10.1, is incorporated herein by reference and should be read in its entirety for a complete description of its provisions.  The summary in this report is qualified in its entirety by the text of such provisions.

On November 29, 2012, we issued a press release announcing the establishment of the credit facility discussed above.  The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement

At the same time as entry into the Credit Agreement discussed in Item 1.01 above, the Company and NII terminated both (a) the credit agreement dated as of September 7, 2010, among NII as borrower, the Company as guarantor, UBS Securities LLC, Citibank, N.A., Deutsche Bank AG New York Branch and Mizuho Corporate Bank (USA) as joint lead arrangers and joint bookrunners, UBS Securities LLC as documentation agent and syndication agent, UBS AG, Stamford Branch as administrative agent, the lenders party thereto from time to time and UBS Loan Finance, LLC as swingline lender, and (b) the credit agreement dated as of April 20, 2011, among NII as borrower, the Company as guarantor, Citigroup Global Markets Inc., Mizuho Corporate Bank, Ltd., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC as joint lead arrangers and joint bookrunners, Mizuho Corporate Bank, Ltd., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC as documentation agents, Citibank, N.A. as administrative agent and swingline lender and the lenders party thereto from time to time.  All amounts outstanding under these credit agreements were repaid in full.  Other than nominal breakage costs, there were no early termination penalties.  The disclosure under Item 1.01 above is hereby incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Credit Agreement, dated as of November 29, 2012, among Nabors Industries, Inc. as US borrower, Nabors Canada as Canadian borrower, Nabors Industries Ltd. as guarantor, HSBC Bank Canada as Canadian lender, the other lenders party thereto, Mizuho Corporate Bank, Ltd. and HSBC Bank USA, N.A. as documentation agents, HSBC Bank USA, N.A. as syndication agent and Citibank, N.A as administrative agent for the US lenders.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2012	Nabors Industries Ltd.

/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1

Credit Agreement, dated as of November 29, 2012, among Nabors Industries, Inc. as US borrower, Nabors Canada as Canadian borrower, Nabors Industries Ltd. as guarantor, HSBC Bank Canada as Canadian lender, the other lenders party thereto, Mizuho Corporate Bank, Ltd. and HSBC Bank USA, N.A. as documentation agents, HSBC Bank USA, N.A. as syndication agent and Citibank, N.A as administrative agent for the US lenders.

99.1	Press Release.